Exhibit 10.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

               In connection with the Annual Report of RTICA Corporation (the "Company") on Form 20-F for the period ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Stikeman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ' 1350, as adopted pursuant to ' 906 of the Sarbanes-Oxley Act of 2002, that:

               1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               2.               The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

BY:/s/ Robert Stikeman
Robert H. Stikeman

Chief Financial Officer

November 29, 2002